Exhibit 10.1

SEVION THERAPEUTICS, Inc.

AMENDMENT TO

Consulting Agreement

This Amendment to Consulting Agreement (this “Amendment”) is entered into as of March 23, 2016 (the “Effective Date”), by and between Sevion Therapeutics, Inc., or successor thereof (the “Company”), and The David Stephen Group LLC, a limited liability company (“Consultant”). Terms used but not defined in this Amendment shall have the meaning given to them in the Original Agreement (as defined below).

WHEREAS, Consultant has been providing services to the Company pursuant to that certain Consulting Agreement by and between the Company and the Consultant dated January 9, 2015 (the “Original Agreement”);

WHEREAS, in June 2015, the Company and Consultant mutually agreed to amend the Original Agreement to increase the compensation payable to Consultant from $10,000 to $15,000;

WHEREAS, effective as of January 9, 2016, the Company and Consultant mutually agreed to renew the Original Agreement for a period of twelve (12) months; and

WHEREAS, the Company and Consultant wish to further amend the Original Agreement to decrease the compensation payable to Consultant pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and intending to be legally bound, the Company and Consultant hereby agree that, as of the Effective Date of this Amendment, the Original Agreement shall be amended as follows:

1.           Section 3(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

“As compensation for Consultant’s performance of the Services to be performed pursuant to this Agreement, the Company shall pay Consultant $5,000 per month, payable by the Company within five (5) business days of the first (1st) business day of each month.”

2.           Except as modified by this Amendment, all other terms and conditions of the Original Agreement remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Amendment as of the date first above written.

COMPANY:

SEVION THERAPEUTICS, INC.

By:	/s/ Vaughn Smider
Name:	Vaughn Smider, M.D.
Title:	Chief Scientific Officer

CONSULTANT:

The david stephen group llc

By:	/s/ David Rector
Name:	David Rector
Title:	Principal

[Signature Page to Amendment to Consulting Agreement]

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